UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2005

THE E.W. SCRIPPS COMPANY

(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

312 Walnut Street
Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 977-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPANY

INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page
1.01	Entry into a Material Definitive Agreement	3

5.03	Amendment to Articles of Incorporation or Bylaws, Change in Fiscal Year	3

9.01	Financial Statements and Exhibits	3

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On April 14, 2005, the shareholders of The E. W. Scripps Company approved the amendments listed in Items 1.01 and 5.03 below at our annual meeting of shareholders. The amended and restated terms of the Executive Bonus Plan, 1997 Long-Term Incentive Plan, and Code of Regulations are set forth in our 8-K dated February 9, 2005, and are incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement

•	Amendments and technical corrections to the Executive Bonus Plan.

•	Amendments and technical corrections to the 1997 Long-Term Incentive Plan

Item 5.03 Amendment to Articles of Incorporation or Bylaws, Change in Fiscal Year

•	Amendment to our Code of Regulations.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description of Item		Exhibit No. Incorporated
3.02	Amended and Restated Code of Regulations	(1)	3.02
10.01	Amended and Restated 1997 Long-Term Incentive Plan	(1)	10.01
10.03	Executive Bonus Plan, as amended April 14, 2005	(1)	10.04

(1)	Incorporated by reference to The E.W. Scripps Company Current Report on Form 8-K dated February 9, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Joseph G. NeCastro
Joseph G. NeCastro
Senior Vice President and Chief Financial Officer

Dated: April 20, 2005

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